Exhibit 99.1

The Eastern Company Retains Wells Fargo Securities as
Financial Advisor to Assist the Board in Strategic Review

NAUGATUCK, Conn. – March 30, 2015 – The Eastern Company (NASDAQ:EML) today announced that it has retained Wells Fargo Securities as its financial advisor to assist the Board of Directors in a review of strategic alternatives for the Company.

There is no set timetable for the review process, and there is no guarantee that any transaction will be consummated as a result of the review.  The Company does not intend to comment further regarding this matter unless and until it otherwise deems further disclosure is appropriate or required.

“We look forward to working with Wells Fargo Securities in our evaluation of strategic opportunities to drive shareholder value creation,” said Leonard F. Leganza, Chairman, President and Chief Executive Officer of The Eastern Company.  “The Board and management team, as always, remain committed to maximizing shareholder value and pursuing courses of action that are in the best interests of the Company and its shareholders.”

About the Company

The Eastern Company is a 156-year-old manufacturer of industrial hardware, security products and metal castings. It operates from 12 locations in the U.S., Canada, Mexico, Taiwan and China. The diversity of the Company’s products helps it to respond to the changing requirements of a broad array of markets.  More information on the Company can be found at www.easterncompany.com

Important Additional Information

The Eastern Company (the “Company”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2015 Annual Meeting of Shareholders.  Information regarding the names of the Company’s directors and executive officers is set forth in the Company’s preliminary proxy statement for the 2015 Annual Meeting of Shareholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2015 and in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015, filed with the SEC on March 13, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other related materials to be filed with the SEC when they become available.

The Company has filed a preliminary proxy statement and intends to file a definitive proxy statement and BLUE proxy card and other related materials with the SEC in connection with the solicitation of proxies for the Company’s 2015 Annual Meeting of Shareholders. COMPANY SHAREHOLDERS AND OTHER INVESTORS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND BLUE PROXY CARD AND OTHER RELATED MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

These documents, including any proxy statement (and amendments or supplements thereto) and other related materials filed by the Company with the SEC, are available for no charge at the SEC's website at www.sec.gov and at the Company’s website at www.easterncompany.com. Copies may also be obtained by contacting The Eastern Company Investor Relations by mail at 112 Bridge Street, P.O. Box 460, Naugatuck, CT 06770 or by telephone at 203-729-2255.

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the 2015 Annual Meeting of Shareholders and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including those set forth in the Company’s reports and filings with the Securities and Exchange Commission. The Company is not obligated to update or revise any forward-looking statements as a result of developments occurring after the date of this document.

The Eastern Company
Leonard F. Leganza or John L. Sullivan III, 203-729-2255